UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2013

Patriot Coal Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33466	20-5622045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12312 Olive Boulevard, Suite 400 St. Louis, Missouri	63141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 275-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

First Amended Plan of Reorganization and Disclosure Statement

On October 9, 2013, Patriot Coal Corporation (the “Company”), on behalf of itself and its debtor-in-possession subsidiaries (together with the Company, the “Debtors”), filed with the U.S. Bankruptcy Court for the Eastern District of Missouri (the “Bankruptcy Court”) the Proposed First Amended Joint Plan of Reorganization (as may be amended, modified or supplemented from time to time, the “Proposed Plan”) and related disclosure statement (as may be amended, modified or supplemented from time to time, the “Disclosure Statement”).

A copy of the filed Proposed Plan and related Disclosure Statement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. Information contained in the Proposed Plan and the Disclosure Statement is subject to change, whether as a result of amendments to the Proposed Plan, third-party actions, or otherwise. The Proposed Plan is subject to acceptance by the Debtors’ creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Bankruptcy Court.  There can be no assurances that the requisite acceptances of the Proposed Plan can be obtained from the Debtors’ creditors, that the Bankruptcy Court will approve the Disclosure Statement, or that the Bankruptcy Court will confirm the Proposed Plan.

The Bankruptcy Code does not permit solicitation of acceptances of the Proposed Plan until the Bankruptcy Court approves the Disclosure Statement as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Debtors and the condition of the Debtors’ books and records, that would enable a hypothetical reasonable investor typical of the holder of claims against, or interests in, the Debtors to make an informed judgment about the Proposed Plan. The Bankruptcy Court has not yet approved the Disclosure Statement. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Proposed Plan.

This Current Report on Form 8-K is not an offer to sell or a solicitation of any offer to buy any securities of the Debtors.

Press Release

On October 9, 2013, the Company issued a press release announcing that it had achieved several milestones in its effort to emerge from bankruptcy, which are detailed in the Disclosure Statement and the Proposed Plan.  A copy of the press release is attached hereto as Exhibit 99.3.

Patriot is furnishing this 8-K pursuant to Item 7.01, “Regulation FD Disclosure.” The information contained in this Current Report (including Exhibits 99.1, 99.2 and 99.3) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1*	Proposed First Amended Joint Plan of Reorganization.
99.2*	Proposed Disclosure Statement with Respect to the First Amended Joint Plan of Reorganization.
99.3*	Press Release of Patriot Coal Corporation dated October 9, 2013.

   *           Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT COAL CORPORATION

By:	/s/ John E. Lushefski
John E. Lushefski
Senior Vice President & Chief Financial Officer
Dated:  October 10, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Proposed First Amended Joint Plan of Reorganization.
99.2*	Proposed Disclosure Statement with Respect to the First Amended Joint Plan of Reorganization.
99.3*	Press Release of Patriot Coal Corporation dated October 9, 2013.

   *           Furnished herewith